COMMUNITY BANCORP, INC.
           NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         April 9, 1996
       ________________________________________________

NOTICE IS HEREBY GIVEN that the 1996 Annual Meeting of
Shareholders of Community Bancorp, Inc. ("Corporation") will be held at the Main Office of the Corporation, 17 Pope Street,
Hudson, Massachusetts, on Tuesday, April 9, 1996 at 10 o'clock a.m., for the purpose of considering and voting upon the following matters:

   To fix the number of Directors who shall constitute the full Board of Directors at eleven.

   To elect as Directors the five individuals listed as nominees in the Proxy Statement accompanying this notice of meeting, who, together with the six Directors whose terms of office do not expire at this meeting, will constitute the full Board of Directors.

   Such other matters as may properly be brought before the meeting and any adjournment thereof.

The record date and hour for determining shareholders entitled to notice of, and to vote at, the meeting, has been fixed at 5 o'clock p.m., March 1, 1996.


                       By Order of the Board of Directors,

                       /s/ Donald R. Hughes, Jr.
                       ----------------------------
                       Donald R. Hughes, Jr., Clerk


March 20, 1996

_______________________________________________________________

PLEASE SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY
IN THE ENVELOPE PROVIDED FOR THAT PURPOSE.  YOU MAY
NEVERTHELESS VOTE IN PERSON IF YOU DO ATTEND THE MEETING.
_______________________________________________________________

============================================================================

                         COMMUNITY BANCORP, INC.
                             PROXY STATEMENT
                     ANNUAL MEETING OF SHAREHOLDERS
                              April 9, 1996

The following information is furnished in connection with the solicitation of proxies by the management of Community Bancorp, Inc. ("Corporation"), whose principal executive office is located at 17 Pope Street, Hudson, Massachusetts, (Telephone: 508-568-8321), for use at the Annual Meeting of Shareholders of the Corporation to be held on Tuesday, April 9, 1996.

As of March 1, 1996, 3,158,946 shares of common stock of the Corporation were outstanding and entitled to be voted.

The record date and hour for determining shareholders entitled to vote has been fixed at 5 o'clock p.m., March 1, 1996. Only shareholders of record at such time will be entitled to notice of, and to vote at, the meeting. Shareholders are urged to sign the enclosed form of proxy solicited on behalf of the management of the Corporation and return it at once in the envelope enclosed for that purpose. The proxy does not affect the right to vote in person at the meeting and may be revoked prior to its exercise. Proxies will be voted in accordance with the shareholder's directions.

If no directions are given, proxies will be voted to fix the number of Directors of the Corporation at eleven; and to elect Donald R. Hughes, Jr. and David W. Webster to the Board of Directors of the Corporation to serve until the Annual Meeting of Shareholders in 1998 and until their successors are duly elected and qualified; and to elect I. George Gould, James A. Langway and David L. Parker to the Board of Directors of the Corporation to serve until the Annual Meeting of Shareholders in 1999 and until their successors are duly elected and qualified to serve.

The financial statements of the Corporation for 1995 have been mailed to the shareholders with the mailing of this Notice and Proxy Statement.

The cost of the solicitation of proxies is being paid by the Corporation. The Proxy Statement will be mailed to shareholders of the Corporation on or about March 20, 1996.

                    Determination of Number of Directors
                         and Election of Directors
                    ------------------------------------

The persons named as proxies intend to vote to fix the number of Directors for the ensuing year at eleven and vote for the election of the persons named below as Nominees for Election at This Meeting as Directors, each to hold office until the annual meeting held in the year indicated in the column designated "Term of Office." If any nominee should not be available for election at the time of the meeting, the persons named as proxies may vote for another person in their discretion or may vote to fix the number of Directors at less than eleven. The management does not anticipate that any nominee will become unavailable.

The by-laws of the Corporation provide in substance that the Board of Directors shall be divided into three classes as nearly equal in number as possible, and that the term of office of one class shall expire and a successor class be elected at each annual meeting of the shareholders.

The present number of Directors is eleven. It is proposed by the Board that at the meeting the number of Directors who shall constitute the full Board of Directors until the next annual meeting be fixed at eleven and that the five nominees listed below be elected to serve until the date indicated opposite their names. All of the nominees are currently Directors.

Opposite the name of each nominee and each continuing Director in the following table is shown: (1) the number of shares of stock of the Corporation owned beneficially by each such person; (2) for those persons serving as Directors of the Corporation, the date on which such person's term of office as Director began; (3) the term of office for which such person will serve; and (4) such person's current principal occupation or employment.

                Nominees For Election at This Meeting
                -------------------------------------

                                       Has Served
                                       on Board of
                         Shares of     Directors
                         Stock Owned   of the
                         Beneficially  Corporation
                         as of         or Its        Term
                         March 1,      Predecessor   of      Principal
         Name            1996 (1)      Since         Office  Occupation
         ----            ------------  ------------  ------  ----------
I. George Gould (2)        117,499        1962        1999   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             Chairman,
                                                             Gould's, Inc.

Donald R. Hughes, Jr. (2)   88,853        1995        1998   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             Treasurer &
                                                             Clerk of the
                                                             Corporation;
                                                             Executive Vice
                                                             President &
                                                             Cashier of
                                                             Hudson
                                                             National Bank.

James A. Langway (2)       137,060        1976        1999   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             President and
                                                             CEO of the
                                                             Corporation;
                                                             President &
                                                             CEO of Hudson
                                                             National Bank.

David L. Parker             22,274        1986        1999   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             Treasurer,
                                                             Larkin Lumber
                                                             Co.

David W. Webster            30,860        1995        1998   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             President &
                                                             Treasurer, A.
                                                             T. Knight Fuel
                                                             Co., Inc.

                        Directors Continuing in Office
                        ------------------------------

                                       Has Served
                                       on Board of
                         Shares of     Directors
                         Stock Owned   of the
                         Beneficially  Corporation
                         as of         or Its        Term
                         March 1,      Predecessor   of      Principal
      Name               1996 (1)      Since         Office  Occupation
      ----               ------------  ------------  ------  ----------
Alfred A. Cardoza           22,486        1971        1997   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             Retired.

Argeo R. Cellucci            6,728        1968        1997   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             President,
                                                             Cellucci
                                                             Hudson Corp.

Antonio Frias              101,938        1985        1997   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             President and
                                                             Treasurer, S &
                                                             F Concrete
                                                             Contractors.

Horst Huehmer               22,632        1980        1998   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             Manager,
                                                             Hudson Light &
                                                             Power
                                                             Department.

Dennis F. Murphy, Jr.      442,640        1984        1997   Chairman of
                                                             the Board of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             President and
                                                             Treasurer,
                                                             D. F. Murphy
                                                             Insurance
                                                             Agency, Inc.

                   Directors Continuing in Office
                   ------------------------------

                                       Has Served
                                       on Board of
                         Shares of     Directors
                         Stock Owned   of the
                         Beneficially  Corporation
                         as of         or Its        Term
                         March 1,      Predecessor   of      Principal
     Name                1995 (1)      Since         Office  Occupation
     ----                ------------  ------------  ------  ----------
Mark Poplin                170,174        1967        1998   Director of
                                                             Corporation
                                                             and Hudson
                                                             National Bank;
                                                             President and
                                                             Treasurer,
                                                             Poplin Supply
                                                             Co.;
                                                             Secretary,
                                                             Poplin
                                                             Furniture Co.

Notes:

     1. Beneficial ownership of stock for the purpose of this statement includes securities owned by the spouse and minor children and any relative with the same address. Certain Directors may disclaim beneficial ownership of certain of the shares listed beside their names.

     2. Includes 56,853 shares held by CBI ESOP as to which Messrs. Gould, Hughes and Langway are co-trustees.


The affirmative vote of the holders of a majority of the common stock of the Corporation present or represented and voting at the meeting is required to fix the number of Directors. The affirmative vote of a plurality of the votes cast by shareholders is required to elect Directors.


                            OTHER MATTERS

The management knows of no business which will be presented for consideration at the meeting other than that set forth in this Proxy Statement. However, if any such business comes before the meeting, the persons named as proxies will vote thereon according to their best judgment.


                               By order of the Board of Directors


                               /s/ James A. Langway
                               --------------------
                               James A. Langway
                               President


Hudson, Massachusetts
March 20, 1996

===============================================================================

                         COMMUNITY BANCORP, INC.
                PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                              APRIL 9, 1996

    KNOW ALL MEN BY THESE PRESENTS, that the undersigned shareholder of Community Bancorp, Inc. ("Corporation") hereby nominates, constitutes and appoints Alfred A. Cardoza, Argeo R. Cellucci and Mark Poplin, and each of them (with full power to act alone), true and lawful attorneys, agents and proxies, with power of substitution to each, to attend the Annual Meeting of the Shareholders of said Corporation to be held at the Main Office of the Corporation at 17 Pope Street, Hudson, Massachusetts on Tuesday, April 9, 1996 at 10 o'clock a.m., and any adjournments thereof, and thereat to vote or otherwise act in respect of all the shares of capital stock of said Corporation that the undersigned shall be entitled to vote, with all powers the undersigned would posses if personally present, upon the following matters:


1.   To fix the number of Directors               For         [      ]
     who shall constitute the full
     Board of Directors at eleven.                Withheld    [      ]


2.   To elect as Directors the five               For         [      ]
     individuals listed as nominees
     in the Proxy Statement accompanying          Withheld    [      ]
     this Proxy, who, together with the
     six Directors whose term of office
     do not expire at this meeting, will
     constitute the full Board of Directors.


3.   Such other matters as may properly           For         [      ]
     be brought before the meeting
     and any adjournments thereof.                Withheld    [      ]


THIS PROXY CONFERS AUTHORITY TO VOTE "FOR" THE PROPOSITIONS LISTED ABOVE UNLESS "WITHHELD" IS INDICATED. IF ANY OF THE INDIVIDUALS LISTED AS NOMINEES FOR DIRECTOR IN THE PROXY STATEMENT DATED MARCH 20, 1996 ACCOMPANYING NOTICE OF SAID MEETING IS UNAVAILABLE AS A CANDIDATE, OR ANY OTHER NOMINATION IS MADE OR ANY OTHER BUSINESS IS PRESENTED AT SAID MEETING, THIS PROXY SHALL BE VOTED IN ACCORDANCE WITH THE JUDGEMENT OF THE PERSONS ACTING HEREUNDER UNLESS "WITHHELD" IS INDICATED IN RESPONSE TO ITEM 3 ABOVE.

THIS PROXY IS SOLICITED ON BEHALF OF MANAGEMENT.



                         Dated:_____________________, 1996


                         _________________________________
                             (Signature of Shareholder)

                         __________________________________
                             (Signature of Shareholder)

                          When  signing as attorney, executor,
                          administrator, trustee or guardian,
                          please give full title



                          Number of Shares___________________